                                                                    Exhibit 99.6
                                                                    ------------


                   [Letterhead of Melman, Alton & Co., L.L.C.]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56430) of Alamosa Holdings, Inc. of our report dated March 24, 2001, relating to the consolidated financial statements of Roberts Wireless Communications, L.L.C., which appears in this Form 8-K.


                                              /s/ Melman, Alton & Co., L.L.C.

                                              MELMAN, ALTON & CO., L.L.C.
                                              St. Louis, Missouri



April 30, 2001